UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

CENTERGISTIC SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

California	000-51433	95-2873122
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2045 West Orangewood Avenue
Orange, CA 92868-1944
(Address of principal executive office)

(714) 935-9000
(Registrant's telephone number, including area code)

________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (c) Appointment of Officers

On October 1, 2006, the Company announced that David M. Cunningham was named President and retains his position as Chief Financial Officer. Ricardo Brutocao gives up the President title but retains his position as Chief Executive Officer. Rama Iyer was promoted to Executive Vice President, Product Management and Development and was named a corporate officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERGISTIC SOLUTIONS, INC.

Date: October 2, 2006	By:	/s/ David M. Cunningham
David M. Cunningham,
President and Chief Financial Officer